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                                                                  Exhibit 10.08


                          CITY/RDC COMPLETION GUARANTEE


                  THIS CITY/RDC COMPLETION GUARANTEE is entered into as of October 29, 1998 (this "Completion Guarantee"), by HARRAH'S ENTERTAINMENT, INC., a Delaware corporation ("HET"), and HARRAH'S OPERATING COMPANY, INC., a Delaware corporation ("HOC," and together with HET, the "Completion Guarantors," and each a "Completion Guarantor") in favor of the RIVERGATE DEVELOPMENT CORPORATION, a Louisiana public benefit corporation (the "RDC"), and the CITY OF NEW ORLEANS (the "City" and together with the RDC, "Landlord").

                                    RECITALS

                  A. A plan of reorganization (the "Plan") of Harrah's Jazz Company, a Louisiana general partnership ("HJC"), has been consummated in connection with the voluntary petition for an Order of Relief under Chapter 11 of Title 11 of the United States Bankruptcy Code filed in the United States Bankruptcy Court for the District of Delaware and transferred to the United States Bankruptcy Court for the Eastern District of Louisiana, now identified as BK No. 95-14545.

                  B. That certain Amended and Restated Lease Agreement entered into pursuant to the Plan between the RDC, as landlord, Jazz Casino Company, L.L.C., a Louisiana limited liability company (the "Company"), as tenant, and the City, as intervenor (the "Lease") and that certain Amended and Restated General Development Agreement (the "GDA") entered into pursuant to the Plan between the Landlord and the Company and the City, as intervenor, set forth the conditions, covenants, obligations, requirements and terms pursuant to which the Company has the authority to develop and operate the Casino.

                  C. The Company has obtained a performance bond (the "Performance Bond") from Reliance Insurance Company and United States Fidelity and Guaranty Company (the "Surety") for the benefit of the City and the RDC, the New Indenture Trustee (as defined in the Plan) as trustee for the holders of the New Bonds (as defined in the Plan) and the holders of the New Contingent Bonds (as defined in the Plan), Bankers Trust Company (the "Administrative Agent") as administrative agent for certain lenders (the "Banks"), and the Louisiana Gaming Control Board (the "LGCB") for completion of the Phase I and II Construction (as defined in the GDA) in accordance with Section 2.13(a) of the



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GDA excluding the Minimum FF&E (as defined in the GDA) (the "Performance Bond
Construction").

                  D. The Completion Guarantors indirectly own a substantial interest in the parent of the Company and will obtain substantial economic and other benefits as a result of the successful completion and opening of the Casino.

                  E. As used in this Completion Guarantee, all capitalized terms used herein but not defined herein shall be used herein as defined in the Lease.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Completion Guarantors, the receipt and sufficiency of which are hereby acknowledged, the Completion Guarantors hereby make the following representations and warranties to the Landlord, and hereby covenant and agree for the benefit of the Landlord as follows:

         1.       Obligations Guaranteed

                  1.1. The Completion Guarantors hereby irrevocably, unconditionally, and in solido with each other, the Company and the Surety, guarantee:

                  (a) the full and complete payment and performance of all obligations (the "Completion Obligations") of the Company diligently to commence and complete the construction of and timely and fully to pay for all costs and expenses of completion of the Phase I and II Construction in accordance with
Section 2.13(a) of the GDA whether incurred before or after the Effective Date (as defined in the Plan) and whether due before or after the completion of the Phase I and II Construction or otherwise payable by the Company to any person for the costs and expenses of such completion, including:

                           (i) the payment of any and all costs of completing
the Phase I and II Construction and the Components (including all support facilities and improvements appurtenant or related to each), all as set forth in the GDA, including without limitation all labor, materials, supplies and equipment related thereto, to be paid and satisfied when due including, without limitation, all cost overruns not paid by the Company;



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                           (ii) the payment, satisfaction or discharge of liens
arising from injuries or damages to persons or property in connection with the Phase I and II Construction and all liens, charges and claims, other than Permitted Liens (which shall mean the liens, charges, claims and other encumbrances described on Exhibit G to the Lease) arising from the furnishing of labor, materials, supplies or equipment for the Phase I and II Construction and the Components, as the case may be, that are or may be imposed upon or asserted against the Development, or any portion thereof; and

                           (iii) the defense and indemnification of the Landlord
against all liens arising from injuries or damages to persons or property in connection with the Phase I and II Construction and all liens, charges and claims, other than Permitted Liens, arising from the furnishing of labor, materials, supplies or equipment for the Phase I and II Construction and the Components, as the case may be; and

                  (b) so long as any necessary regulatory approvals from the LGCB, the State Police and any other State regulatory authorities have been received, the opening of the Casino for business as a casino gaming operation within twelve (12) months after the Effective Date, or if such approvals have not been received, that the Casino is in a condition to receive customers in the ordinary course of business; and

                  (c) the full and complete payment and performance of all obligations (the "Carry Obligations") of the Company to pay on a timely basis all amounts incurred by or otherwise payable by the Company to any person and due before or after the Effective Date until and through the completion of the Phase I and II Construction to be funded, paid and satisfied until and through the completion of the Phase I and II Construction, including without limitation, any rent or other amounts due under Article IV of the Lease, liquidated damages or other amounts payable to the Landlord under the Lease or the GDA (including but not limited to JCC Development's obligation, if any, prior to the completion of Phase I and II Construction, to pay rent directly to Landlord under the Second Floor Sublease), and all project costs (other than any costs which are included as a part of the Completion Obligations), including without limitation the payment of interest and scheduled principal payments (excluding principal on the New Bonds and the New Contingent Bonds), taxes (prior to delinquency), all allowed priority and administrative tax claims due by HJC under the Plan, amounts owing to the LGCB under the Casino Operating Contract, amounts owing to the Landlord under the Lease, assessments, utilities, insurance and maintenance expenses,



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amounts owing from injuries or damages to person or property, or amounts due pursuant to contracts or agreements; provided that the Completion Guarantors in no event guarantee payment of the Minimum Payment under and as defined in the Casino Operating Contract pursuant to this Completion Guarantee.

                  1.2. In addition to Section 1.1(c) above, the Carry Obligations shall also include, without limitation:

                  (a) the obligation of the Company upon the completion of the Phase I and II Construction to have available for working capital at least Five Million Dollars ($5,000,000) of cash in the House Bank (as defined in the Casino Management Agreement) and at least Twenty Five Million Dollars ($25,000,000) of availability for immediate drawdown(s) under the Revolving Loans pursuant to and as defined in the Construction Credit Facility, subject to the terms thereof, reduced by (i) the amount of a letter of credit subfacility not to exceed Two Million Dollars ($2,000,000), and (ii) a drawing of Ten Million Dollars ($10,000,000) of the Revolving Loans to fund the Minimum Balance (as defined in the Casino Management Agreement) on or before the completion of Phase I and II Construction; and

                  (b) the obligation of the Company to repay the Revolving Loans upon an event of default under the Revolving Loans together with any and all amounts of fees, interest, letter of credit fees and other amounts due in respect of the Revolving Loans prior to the completion of the Phase I and II Construction.

This provision may require the Completion Guarantors to contribute working capital directly to the Company and/or to pay down amounts outstanding under the Revolving Loans.

                  1.3. The Completion Obligations, the Carry Obligations and the Preservation Obligations are collectively referred to herein as the "Obligations."

                  1.4. The Completion Guarantors, in solido with each other, the Company, and the Surety agree to perform and comply with their Obligations, whether or not the Company is liable therefor individually or jointly or in solido with others, and whether or not recovery against the Company is or may become barred by any statute of limitations or prescriptive or preemptive period or is or may become unenforceable or discharged, whether in whole or in part, for any reason other than payment or performance thereof in full. The Completion Guarantors agree that this Completion Guarantee is a guarantee of payment and




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performance and not of collection, and that each of their obligations under this
Completion Guarantee shall be primary, absolute and unconditional, irrespective of, and unaffected by:

                  (a) the genuineness, validity, regularity, enforceability, or any future amendment of, or change in, this Completion Guarantee, or any other agreement, document or instrument to which the Landlord, the Company and/or the Completion Guarantors is or are or may become a party;

                  (b) the absence of any action to enforce this Completion Guarantee or any other document or the waiver or consent by the Landlord with respect to any of the provisions thereof;

                  (c) any release or discharge of either the Surety, the other Completion Guarantor, the Company or any other party of any Obligations; or

                  (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by each Completion Guarantor that its obligations under this Completion Guarantee shall not be discharged except as set forth in Section 12.3 hereof. Each Completion Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations.

                  1.5. Each Completion Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel the Landlord to proceed in respect of the Obligations against the Company, the Surety or any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, any Completion Guarantor. Each Completion Guarantor agrees that any notice or directive given at any time to the Landlord which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by the Landlord, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Completion Guarantee for the reason that such pleading or introduction would be at variance with the written terms of this Completion Guarantee, unless the Landlord has specifically agreed otherwise in writing.

                  1.6. The Completion Obligations shall not include any of the costs which are included as a part of the Carry Obligations.



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                  1.7. Each Completion Guarantor acknowledges that it has
received copies of and is familiar with the Lease and the GDA, which are incorporated herein by reference.

                  1.8. Except as expressly provided in this Completion Guarantee, in no event shall the Completion Guarantors, as a result of this Completion Guarantee, incur, directly or indirectly, any obligation, contingent or otherwise, under the Lease and/or the GDA ("incur" meaning to create, incur, assume, guarantee or otherwise become liable for).

         2.       Default Procedures

                  2.1. If for any reason whatsoever the Company:

                  (a) fails or neglects, even if the Company is not at fault and whether intentional or unintentional, timely (as extended by Force Majeure (as defined in the GDA)) to commence construction within the time set forth in
Section 2.13(a) of the GDA and diligently and expeditiously continue construction, and complete the Phase I and II Construction or any Component respectively, within the time period and in the manner specified in the GDA free of liens arising from the furnishing of labor, materials, supplies, furnishings or equipment for the Phase I and II Construction, other than Permitted Liens; or

                  (b) otherwise fails in any other manner to prosecute with diligence and continuity the Completion Obligations; or

                  (c) fails timely to pay any of the Carry Obligations; or

                  (d) shall have filed against it a petition for relief under any bankruptcy law, or any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation shall be filed against the Company, and so long as the Completion Guarantors are not otherwise in default under this Completion Guarantee, in any such event the Company shall fail to remedy such default to the Landlord's satisfaction within sixty (60) days after the Company's receipt of a written notice of default with respect thereto from the Landlord; or

                  (e) shall be adjudged bankrupt or insolvent, the Company shall make a general assignment for the benefit of creditors, or the Company shall admit in writing its inability to pay its debts as they become due, or the Company shall file a petition for relief under any bankruptcy law, or any petition seeking any


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reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation shall be filed by the Company, or the Company shall file an answer admitting or not contesting the material allegations of a petition filed against it in any such proceeding, or the Company shall seek or consent to or acquiesce in the appointment of a trustee, liquidator of the Company or a material part of its properties, or the Company shall voluntarily liquidate or dissolve;

then in any such event or at any time thereafter, the Landlord may give written notice to the Completion Guarantors, the Company and the Surety of the occurrence of such event; provided, that if any of the Completion Guarantors, the Company or the Surety is the subject of any bankruptcy case, any inability of the Landlord to give notice to such party as a result of the effect of the bankruptcy case shall not affect the validity or effectiveness of the notice to the other parties which are not the subject of any bankruptcy case.

                  2.2. Immediately upon receipt of such notice, the Completion Guarantors shall take all necessary steps to maintain insurance coverage and secure the Development to prevent damage or deterioration to the Development and unauthorized entry or access to the Development (the "Preservation Obligations"). If after notice and five (5) Business Days opportunity to cure after such notice, the Completion Guarantors shall fail to perform the Preservation Obligations, such failure shall be a "Preservation Obligation Default".

                  2.3. Commencing on the date on which the Landlord gives any such notice to the Completion Guarantors pursuant to Section 2.1 hereof, the Completion Guarantors, at their sole cost, shall be obligated to cure the default or defaults alleged to exist in such notice within the applicable cure period set forth in Section 2.4 hereof. If the alleged default is a failure to pay one or more Carry Obligations, the Completion Guarantors shall pay the Carry Obligations then due and thereafter shall pay the Carry Obligations when and as due. If the alleged default is a failure to perform one or more Completion Obligations, the Completion Guarantors shall immediately commence to perform the Completion Obligations and thereafter continue diligently and expeditiously until the Completion Obligations are fully performed.

                  2.4. Subject to Section 2.5 hereof, if (i) after notice and five (5) Business Days opportunity to cure after such notice, the Completion Guarantors shall fail timely to pay the Carry Obligations (a "Carry Obligation Default"), or (ii) after notice and thirty (30) days opportunity to cure after such notice, the

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Completion Guarantors shall fail to commence performing the Completion
Obligations and diligently thereafter continue to perform the Completion Obligations through the date of Completion (as defined in the GDA) (a "Completion Obligation Default"), or (iii) a Preservation Obligation Default shall occur, then in addition to all other rights and remedies that may be available to the Landlord under the terms of this Completion Guarantee, or the Lease or the GDA, at law or in equity, the Landlord or its agent, in its sole discretion, may proceed as follows:

                  (a) Landlord, at its option, may elect to require specific performance by the Completion Guarantors of any and/or all of the Completion Obligations after a Completion Obligation Default, the Carry Obligations after a Carry Obligation Default and/or the Preservation Obligations after a Preservation Obligation Default.

                  (b) After any default by the Company in its obligations timely to commence and complete the Performance Bond Construction or the Preservation Obligations, the Landlord, at its option, shall have the right, but shall have no obligation, to undertake to require the Surety to perform the Performance Bond Construction or the Preservation Obligations, as the case may be, pursuant to the Performance Bond. The Landlord's election to require the Surety to perform the Performance Bond Construction or the Preservation Obligations shall not release, diminish or extinguish the liability of the Company or either Completion Guarantor therefor to the extent the Surety fails to perform such Performance Bond Construction or the Preservation Obligations. The Completion Guarantors shall remain obligated to perform the Carry Obligations notwithstanding any such election and notwithstanding the Surety's performance of the Performance Bond Construction or the Preservation Obligations.

                  (c) In addition to the Landlord's right to require specific performance by the Completion Guarantors of any and/or all of the Completion Obligations after a Completion Obligation Default, the Carry Obligations after a Carry Obligation Default, and/or the Preservation Obligations after a Preservation Obligation Default, and whether or not the Landlord shall have called on the Surety pursuant to the Performance Bond, (i) the Landlord shall have the right to recover from the Completion Guarantors all unreimbursed costs and expenses, including but not limited to attorneys' fees, incurred by the Landlord in protecting, preserving, enforcing or defending its interests in this Completion Guarantee, (ii) after a Carry Obligation Default, the Completion Guarantors shall be liable for the joint benefit of the Landlord, the LGCB, the Administrative Agent, and the New



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Indenture Trustee as their interests may appear for any interest or delinquency costs of the Company arising from such Carry Obligation Default; provided that the Completion Guarantors shall not be liable for duplicate payments of the same charge with respect to any such interest or delinquency costs of the Company regardless of whether multiple demands are made by any or all of the RDC, the City, the LGCB, the Administrative Agent, or the New Indenture Trustee, (iii) after a Completion Obligation Default, the Completion Guarantors shall be liable for the joint benefit of the Landlord, the LGCB, the Administrative Agent, and the New Indenture Trustee as their interests may appear for damages to pay for the costs of performance of the Completion Obligations arising from such Completion Obligation Default or such other damages as may be available at law or in equity; provided that, in no event shall the Completion Guarantors be liable for duplicate payments in respect of damages nor for more than one performance of the Completion Obligations regardless of whether multiple demands are made by any or all of the RDC, the City, the New Indenture Trustee, the Administrative Agent, or the LGCB, and (iv) after a Preservation Obligation Default, the Completion Guarantors shall be liable for the joint benefit of the Landlord, the LGCB, the Administrative Agent, and the New Indenture Trustee as their interests may appear for damages to pay for the costs of performance of the Preservation Obligations arising from such Preservation Obligation Default; provided that, in no event shall the Completion Guarantors be liable for duplicate payments in respect of damages nor for more than one performance of the Completion Obligations regardless of whether multiple demands are made by any or all of the RDC, the City, the New Indenture Trustee, the Administrative Agent, or the LGCB.

                  (d) With respect to the Obligations, each Completion Guarantor specifically agrees that this Completion Guarantee continues whether the Company is lessee under the Lease.

                  (e) With respect to the Carry Obligations, each Completion Guarantor specifically agrees that this Completion Guarantee is intended as a contract to guarantee payment on a timely basis of all amounts included as Carry Obligations pursuant to Sections 1.1(c) and 1.2 hereof.

                  (f) No delay or failure by the Landlord to exercise any remedy against the Completion Guarantors will be construed as a waiver of that right or remedy.

                  2.5. The remedies set forth in Sections 2.4 and 7 hereof are not intended to be exclusive of any remedies that the Landlord may have against the



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Company under the Lease or the GDA or other documents or agreements referenced therein or related thereto. The Completion Guarantors recognize that the choice of remedies by the Landlord will necessarily and properly be a matter of the Landlord's business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by the Landlord at the lowest cost to the Company or the Completion Guarantors. Nevertheless, the choice of alternatives by the Landlord shall not be subject to question or challenge by the Completion Guarantors hereunder, nor shall any such choice be asserted as a defense, set-off or basis for any claim of failure to mitigate damages in any action or proceeding arising from this Completion Guarantee.

         3. Alteration of Obligations.In such manner, upon such terms and at such times as the Landlord deems best, and without notice to either Completion Guarantor, the Landlord may in accordance with the Lease and the GDA alter, compromise, accelerate, extend or change the time or manner for the payment or performance of any of the Lease Obligations (which shall mean any obligations of the Company under the Lease and GDA or any related documents of the Landlord executed by the Company concurrently therewith), release the Company as to all or any portion of the Lease Obligations, release, substitute or add any one or more guarantors, accept additional or substitute security therefor, or release or subordinate any security therefor. No exercise or non-exercise of any right hereby given to the Landlord, no dealing by the Landlord with the Completion Guarantors or any other guarantor or any other person, and no change, impairment or release of all or any portion of the Lease Obligations or suspension of any right or remedy of the Landlord against any person, including without limitation the Company or any other such guarantor or other person, shall in any way affect any of the Obligations or any security furnished by the Completion Guarantors or give the Completion Guarantors any recourse against the Landlord. If the Landlord has exculpated or hereafter exculpates the Company from personal liability in whole or in part, said exculpation shall not affect the Obligations. Each Completion Guarantor further acknowledges that any such exculpation that has been given or that is hereafter given to the Company has been given or is given in reliance upon the covenants of the Completion Guarantors contained herein.

         4.       Waiver

                  4.1. The Completion Guarantors, in solido with each other, represent, warrant and agree that, as of the date of this Completion Guarantee, their obligations under this Completion Guarantee are not subject to any recoupment, counterclaims, offsets or defenses against the Landlord or the




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Company of any kind. The Completion Guarantors further in solido with each other agree that their obligations under this Completion Guarantee shall not be subject to any counterclaims, offsets or defenses against the Landlord or against the Company which may arise in the future. Each Completion Guarantor hereby expressly waives and relinquishes all rights, defenses and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights, defenses or remedies, including without limitation:

                  (a) any right to require the Landlord to proceed against the Company, the Surety, or any other person or to proceed against or exhaust any security held by the Landlord at any time or to pursue any other remedy in the power of the Landlord before proceeding against either or both of the Completion Guarantors, including but not limited to any defense of failure to join or non-joinder of the Company or any other person whatsoever in any litigation instituted by the Landlord against either or both of the Completion Guarantors;

                  (b) the defense of the statute of limitations, prescription, and preemption in any action hereunder or in any action for the collection or performance of any of the Obligations;

                  (c) any defense that may arise by reason of the discharge in bankruptcy, incapacity, lack of authority, death or disability of any other person or the failure of the Landlord to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person;

                  (d) diligence, demand, presentment, protest and notice of any kind (whether, for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Lease Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Lease Obligations, notice of adverse change in the Company's financial condition or any other fact which might materially increase the risk to the Completion Guarantors), including without limitation notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Company, the Landlord, any endorser or creditor of the Company or either Completion Guarantor or on the part of any other person under this or any other instrument in connection with any obligation or evidence of indebtedness held by the Landlord in connection with any of the Lease Obligations;



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                  (e) any defense based upon an election of remedies by the
Landlord which destroys or otherwise impairs the subrogation rights of the Completion Guarantors, the right of the Completion Guarantors to proceed against the Company for reimbursement, or both, or any defense that the Landlord's claims against the Completion Guarantors are barred or diminished or premature to the extent that the Landlord has or may have remedies available against the Company;

                  (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                  (g) any duty on the part of the Landlord to disclose to the Completion Guarantors any facts the Landlord may now or hereafter know about the Company, regardless of whether the Landlord has reason to believe that any such facts materially increase the risk beyond that which the Completion Guarantors intend to assume, or has reason to believe that such facts are unknown to either Completion Guarantor, or has a reasonable opportunity to communicate such facts to either Completion Guarantor, since each Completion Guarantor acknowledges that it is fully responsible for being and keeping informed of the financial condition of the Company and of all circumstances bearing on the risk of non-payment of any of the Lease Obligations;

                  (h) waiver or estoppel or any alleged lack of reasonable or justifiable reliance on the part of the Landlord as to the Completion Guarantors' representations;

                  (i) lack, failure or insufficiency of consideration;

                  (j) any alleged failure of the Landlord to mitigate injuries, losses or damages or any plea that the Landlord has any duty to mitigate injuries, losses, or damages prior to seeking recovery under this Completion Guarantee; and

                  (k) any defense that the Landlord's claims hereunder are or may be barred because an adequate remedy at law exists.

                  4.2. Each Completion Guarantor agrees to forbear from exercise of any rights of subrogation, indemnity, or contribution against each other, the Company, the Surety or any other person who may be liable for satisfaction of the Completion Obligations or the Carry Obligations until such Obligations have been fully satisfied as to the Landlord.



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                  4.3. In the event of the commencement of a bankruptcy case by or against any Completion Guarantor,

                  (a) each Completion Guarantor agrees to waive the automatic stay under the Bankruptcy Code and further agrees to the entry of an immediate order from the Bankruptcy Court, on the Landlord's ex parte motion, granting to the Landlord a modification of the automatic stay (and/or recognition that the automatic stay is not applicable) allowing it to fully enforce the provisions of this Completion Guarantee, the Completion Guarantors hereby agreeing that in such case, "cause", as defined by the Bankruptcy Code, would exist for the immediate entry by the Bankruptcy Court of such an order modifying the automatic stay.

                  (b) whether or not the Company shall have defaulted in its obligations to complete the Phase I and II Construction, the Landlord shall have an allowable claim against such Completion Guarantor in an amount equal to the then estimated amount necessary to pay for the Completion of the Phase I and II Construction, and the Preservation Obligations and any Carry Obligations through the then estimated date of completion of the Phase I and II Construction. Any amounts paid on such claim shall be paid for the joint benefit of the Landlord, the LGCB, the Administrative Agent, and the New Indenture Trustee as their interests may appear and shall be used solely to complete, and pay any costs in connection with the Completion Obligations, the Preservation Obligations, and any Carry Obligations prior to such completion of, the Phase I and II Construction. Upon completion of the Phase I and II Construction and the payment of all costs, liens and claims related thereto, any unused portion of such amounts paid in respect of any claim under this Section 4.3(b) shall be promptly reimbursed to such Completion Guarantor. The Company shall be obligated to promptly reimburse such Completion Guarantor for any such amounts paid by and not previously reimbursed to such Completion Guarantor under this Section 4.3(b).

         5. Subordination. All existing and future indebtedness of the Company to either Completion Guarantor is hereby subordinated in accordance with this
Section 5 to all of the Lease Obligations. Without the prior written consent of the Landlord, during any period in which there is a payment default under the Lease or the GDA such subordinated indebtedness shall not be paid or withdrawn in whole or in part, nor shall either Completion Guarantor accept any payment of or on account of any such indebtedness or as a withdrawal of capital while this Completion Guarantee is in effect. Any such payment by the Company in violation of this Completion Guarantee shall be received by the Completion Guarantors in trust for the Landlord, and the Completion Guarantors shall cause



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

the same to be paid to the Landlord immediately upon demand by the Landlord on account of the Lease Obligations.

         6.       Bankruptcy

                  6.1. So long as any Obligations are owed to the Landlord, no Completion Guarantor shall, without the prior written consent of the Landlord commence, or join with any other person in commencing, any bankruptcy, reorganization or insolvency proceeding against the Company. Subject to Section 12 hereof, the Obligations shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, reorganization, insolvency, receivership, liquidation or arrangement of the Company, or by any defense which the Company may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.

                  6.2.     So long as any Obligations are owed to the Landlord,

                  (a) each Completion Guarantor shall file, in any bankruptcy or other proceeding in which the filing of claims is required or permitted by law, all claims which such Completion Guarantor may have against the Company relating to any indebtedness of the Company to such Completion Guarantor, and hereby assigns to the Landlord all rights of such Completion Guarantor thereunder as security for performance of the Obligations jointly with such assignment to the LGCB under that certain LGCB Completion Guarantee between the Completion Guarantors and the LGCB of even date herewith (the "LGCB Completion Guarantee"), to the Administrative Agent under that certain Bank Completion Guarantee between the Completion Guarantors and the Administrative Agent of even date herewith (the "Bank Completion Guarantee"), and to the New Indenture Trustee under that certain Notes Completion Guarantee between the Completion Guarantors and the New Indenture Trustee of even date herewith (the "Notes Completion Guarantee").

                  (b) if either Completion Guarantor does not file any such claim, the Landlord, as attorney-in-fact for such Completion Guarantor, is hereby authorized to do so in the name of such Completion Guarantor jointly with such authorization to the LGCB under the LGCB Completion Guarantee, to the Administrative Agent under the Bank Completion Guarantee, and to the New Indenture Trustee under the Notes Completion Guarantee, or, in the Landlord's, the LGCB's, the Administrative Agent's, and the New Indenture Trustee's joint discretion, to assign the claim to a joint nominee and to cause proofs of claim to be filed in the name of such joint nominee as security for performance of the Obligations. The foregoing power of attorney is coupled with an interest and cannot be revoked.

                  (c) the Landlord, jointly with the LGCB under the LGCB Completion Guarantee, the Administrative Agent under the Bank Completion Guarantee and the New Indenture Trustee under the Notes Completion Guarantee, or a joint nominee, as the case may be, shall have the right to accept or reject any plan proposed in any such proceeding and to take any other action which a party filing a claim is entitled to take. Any exercise or non-exercise of any such right (i) by the Landlord under this Section 6.2(c), (ii) by LGCB under
Section 6.2(c) of the LGCB Completion Guarantee, (iii) by the Administrative Agent under Section 6.2(c) of the Bank Completion Guarantee, and (iv) by the New Indenture Trustee under Section 6.2(c) of the Notes Completion Guarantee, shall not impair or diminish the Completion Guarantors' obligations under this Completion Guarantee. In all such cases, whether in administration, bankruptcy or otherwise, the person authorized to pay such a claim shall pay the same to the Landlord, the LGCB under the LGCB Completion Guarantee, the Administrative Agent under the Bank Completion Guarantee and the New Indenture Trustee under the Notes Completion Guarantee, as their interests may appear, as security for performance of the Obligations, and, to the full extent necessary for that purpose, each Completion Guarantor hereby assigns to the Landlord jointly with such assignment to the LGCB under the LGCB Completion Guarantee, to the Administrative Agent under the Bank Completion Guarantee and to the New Indenture Trustee under the Notes Completion Guarantee all of such Completion Guarantor's rights to all such payments or distributions to which such Completion Guarantor would otherwise be entitled.

                  6.3. This Completion Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company or any Completion Guarantor for liquidation or reorganization, should the Company or any Completion Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's or any Completion Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount or must otherwise be restored or returned by the Landlord, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  6.4. In the event that the Company is allowed any extension of time in connection with any proceeding, voluntary or involuntary, involving the bankruptcy, reorganization, insolvency, receivership, liquidation or arrangement of the Company, to cure any default relating to the Phase I and II Construction, such extension shall not extend the time by which the Completion Guarantors are required to cause the completion of the Phase I and II Construction or otherwise perform their obligations under this Agreement in accordance with the provisions of this Agreement.

         7.       Interest, Costs and Attorneys' Fees

                  7.1. If the Completion Guarantors fail to pay all or any portion of any monetary amounts due as a part of the Obligations upon notice or demand by the Landlord, the amount of such monetary portion of the Obligations and all other sums payable by the Completion Guarantors to the Landlord hereunder shall bear interest from the date of such notice or demand, as the case may be, at the legal rate for judgments under Louisiana law.

                  7.2. If, at any time following a default by the Company in the performance of the Obligations which default entitles the Landlord to require performance hereunder (whether or not notice is actually given pursuant to Section 2.1), the Landlord refers this Completion Guarantee to an attorney to enforce, construe, or defend any provision hereof, or as a consequence of any default hereunder by the Completion Guarantors, the Landlord shall employ counsel for advice or representation or shall incur legal or other costs and expenses, with or without the filing of any legal action or proceeding, in connection with:

                  (a) any litigation, contest, dispute, suit, proceeding or action (whether instituted by the Landlord, the Company, the Completion Guarantors or any other person) in any way relating to the enforcement of rights or remedies under this Completion Guarantee;

                  (b) any attempt to enforce any rights of the Landlord hereunder against the Completion Guarantors or any other person;

                  (c) any attempt to defend any provision hereof; or

                  (d) the Performance Bond;

then, and in any such event, the attorneys' fees arising from such services, including those of any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described herein shall be payable, on demand, by the Completion Guarantors to the Landlord or the Completion Guarantors shall cause the Company to make such payment, and if not so paid, shall be additional Obligations under this Completion Guarantee; provided that upon any engagement of counsel (i) following a default by the Company in the performance of the Obligations and (ii) prior to the date on which the Landlord gives written notice pursuant to Section 2.1 (the "Notice Date"), the Landlord shall make demand on the Company for any expenses of such counsel incurred prior to the Notice Date and such expenses shall only become an Obligation under this Completion Guarantee if the Company shall fail timely to pay such expenses.

The reference to "attorneys' fees" in this Section 7.2 and in all other places in this Completion Guarantee shall include without limitation such reasonable amounts as may then be charged for costs and expenses of legal services furnished by attorneys retained or employed by the Landlord. Such attorneys' fees shall include, without limitation, those incurred in connection with any bankruptcy, reorganization, insolvency, receivership, liquidation, arrangement, lawsuits in state or federal court, or other similar proceedings involving either Completion Guarantor which in any way affect the exercise by the Landlord of its rights and remedies hereunder.

         8. Cumulative Rights. All rights, powers and remedies of the Landlord hereunder and under any other agreement now or at any time hereafter in force between the Landlord and the Completion Guarantors, including without limitation any other guarantee executed by either Completion Guarantor relating to any indebtedness of the Company, shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to the Landlord by law and shall not be deemed in any way to extinguish or diminish Landlord's rights and remedies. This Completion Guarantee is in addition to and independent of the guarantee of any guarantor of any Lease Obligations or other indebtedness of the Company.

         9. Independent Obligations. The Obligations are independent of the Lease Obligations, and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against either Completion Guarantor, whether or not the Company is joined therein or a separate action or actions are brought against the Company. The Landlord's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions unless and until all Obligations have been satisfied and fully performed.

         10. Application of Payments or Recoveries. Subject to the applicable provisions of this Completion Guarantee and the terms of the Lease and the GDA, with or without notice to either Completion Guarantor, the Landlord, in its sole discretion, at any time and from time to time, and in such manner and upon such terms as the Landlord deems fit, may apply any or all payments or recoveries from the Company or from any other guarantor or endorser under any other instrument, in such manner and order of priority as the Landlord may determine, to any of the Lease Obligations, whether or not such indebtedness is due at the time of such application.

         11. Financial Statements. The Completion Guarantors hereby represent and warrant that the information pertaining to the Completion Guarantors set forth in their most recent filings with the Securities and Exchange Commission is true and correct in all material respects, and fairly presents the financial condition of the Completion Guarantors as of the respective dates indicated therein and for the periods covered thereby, and that no material adverse change has occurred in the financial condition or prospects of the Completion Guarantors since the date of the latest information provided therein.

         12.      Suspension of or Excuse From Performance

                  12.1. Notwithstanding anything to the contrary in this Completion Guarantee, if, at any time, there shall occur a Force Majeure (as defined in the GDA) with respect to the Completion Obligations, then the Completion Obligations (but not the Carry Obligations) shall be suspended (the "Suspension") until such time as such Force Majeure ends. During the period following any date of Suspension and until the end of such Suspension, the Completion Guarantors shall each use their best efforts to remove such Force Majeure.

                  12.2. The Completion Guarantors hereby agree that any proceeding under any Chapter of the Bankruptcy Code, in receivership, or any other insolvency proceeding, whether voluntary or involuntary, by or against the Company and/or any Completion Guarantor or any surety under any bond shall not be considered, nor constitute Force Majeure nor otherwise excuse or suspend performance of the Obligations. The Completion Guarantors further agree that (i) any increase in the costs to complete (including equipping) the Casino, whether or not such increase in costs was anticipated and/or contemplated in the Approved Program Plans, GDA and/or otherwise, (ii) the financial condition or financial inability of the Company and/or any Completion Guarantor to complete (including equipping) the Casino, (iii) any other adverse financial projections, financial forecasts, financial events or financial conditions, or (iv) any failure to obtain funding or financing, shall not be considered, nor constitute Force Majeure.

                  12.3. The Obligations shall terminate upon the occurrence of any of the following: (i) the termination of the Lease or the GDA by the Company, RDC or the City other than as a result of (a) the fault of or a breach or default by the Company or any Completion Guarantor or (b) the voluntary termination of the Lease or the GDA by the Company, (ii) Casino Gaming Operations shall no longer be permitted to be conducted at the Casino or shall be modified, restricted or limited in a manner that materially diminishes the benefits afforded to Company or the gaming activities permitted to be conducted at the Casino pursuant to the Act by reason of a change of law or the enactment of a new law after the Effective Date (as defined in the Plan) or by reason of the Company's rights under the Casino Operating Contract having been terminated in any material respect, other than as a result of the fault of or a breach or default by the Company or any Completion Guarantor, subject to Section 12.4 hereof, (iii) only as to the Carry Obligations but not as to the Completion Obligations or the Preservation Obligations, a Force Majeure shall have continued for more than one (1) year from the first to occur of a receipt of a notice from Landlord to the Completion Guarantors pursuant to Section 2.1 hereof or a similar notice to the Completion Guarantors from the LGCB, the Administrative Agent or the New Indenture Trustee (provided that the Completion Guarantors shall have complied with the notice requirements of the last sentence of Section 14 hereof in respect of any notices received under Section 2.1 hereof) notwithstanding the Completion Guarantors' actual and continuous best efforts to remove such Force Majeure; provided, however, that the Completion Guarantors shall remain liable for all Carry Obligations that actually came due through the expiration of such one (1) year period to the extent not satisfied by the Company, and, provided further, that the Completion Guarantors shall have used their best efforts to remove such Force Majeure within said one (1) year period, or (iv) as to the Carry Obligations, as of and upon the completion of the Phase I and Phase II Construction in accordance with Section 2.13(a) of the GDA and as to the Completion Obligations, upon the Completion Obligation Termination Date.

                  12.4. Upon the occurrence of any of the events described in
Section 12.3(ii) hereof prior to the occurrence of the completion of the Phase I and II Construction, the Completion Guarantors shall nevertheless be obligated to complete the Poydras Street Support Facility Premises, the Poydras Tunnel Area, exterior site and street work, and any improvements required to be made to the Leased Premises so that it may be used for any Highest and Best Use as required by Section 4.20 of the Lease.

                  12.5. Delays caused by the failure of the Company, its contractor(s), architect(s), consultants or subcontractors to furnish in a timely manner approved working or shop drawings, materials, fixtures, equipment, appliances or other fittings or to perform their work in a timely manner shall not constitute a basis of extension of time, except to the extent caused by an event of Force Majeure that would allow an extension of time under this Completion Guarantee and the GDA.

                  12.6. The Completion Guarantors shall have a concurrent right with the Company to give notice to the City and the RDC of any Force Majeure as provided in Section 12 of the GDA.

                  12.7. Other than as set forth in this Completion Guarantee and without waiver of the terms and conditions of this Completion Guarantee, including, without limitation, terms and conditions of this Section 12, or the terms and conditions of the definition of "Force Majeure" set forth in the GDA, the Company and the Completion Guarantors waive their rights pursuant to Articles 1873-1878 and 3506(15) of the Louisiana Civil Code, and, without limitation, any right to claim excuse from performance or delay of performance due to impossibility of performance of the Completion Obligations, irresistible force or a fortuitous event.

         13. Completion Obligation Termination Date and Satisfaction of Claims and Liens

                  13.1. Notwithstanding the completion of Phase I and II Construction, the Completion Guarantors shall continue to be obligated for payment or making satisfactory provisions for payment as they become due of all costs of completing the Phase I and II Construction and for all materialmen's claims, mechanics' liens or other claims, liens or claims for liens arising from the furnishing of labor, materials, supplies or equipment for the Phase I and II Construction. The date after the Opening Date on which all such payments or satisfactory provisions for all such payments have been made, all lien periods with respect to the Phase I and II Construction have expired and no liens or privileges arising from the furnishing of labor, materials, supplies or equipment for the Phase I and II Construction affecting or purporting to affect the Leased Premises remain of record in Orleans Parish is herein referred to as the "Completion Obligation Termination Date".

                  13.2. For purposes of this Completion Guarantee, in respect of any Completion Obligations or Carry Obligations not satisfied as of the completion of the Phase I and II Construction in accordance with Section 2.13(a) of the GDA, satisfactory provision for payment of claims, liens and claims for liens shall be deemed to have been made if (a) in respect of any liens or claims for liens but not non-lien claims, a bond has been established in accordance with the terms of LSA R.S. 9:4801 et seq., (b) in respect of non-lien claims but not liens or claims for liens, an escrow, letter of credit or trust account for payment has been established in an amount at least equal to one hundred five percent (105%) of the total of such outstanding non-lien claims with or by an independent third party, (c) in respect of any non-lien claims, the total of such outstanding non-lien claims has been guaranteed under a payment guarantee from a party other than either Completion Guarantor (or any affiliate thereof) rated as an investment grade credit by a nationally recognized credit rating agency, or (d) other provision has been made satisfactory to Landlord.

         14. Notices. Whenever the Completion Guarantors or the Landlord shall desire to give or serve any notice, demand, request or other communication with respect to this Completion Guarantee, each such notice shall be in writing and shall be effective only if the same is delivered by personal service, by overnight courier service, or mailed by certified mail, postage prepaid, return receipt requested, addressed as follows:

                  (a)      if to either Completion Guarantor:

                           c/o Harrah's Entertainment, Inc.
                           1023 Cherry Road
                           Memphis, Tennessee 38117
                           Phone: (901) 762-8724
                           Attn: General Counsel

                  (b)      if to the Company:

                           Jazz Casino Company, L.L.C.
                           512 South Peters Street
                           New Orleans, Louisiana 70130
                           Phone: (504) 533-6538
                           Attn: President

                  (c)      if to the Surety:

                           Reliance Insurance Company
                           Four Penn Center Plaza, 17th Floor
                           Philadelphia, Pennsylvania 19103
                           Attn: Claims Department

                           and

                           United States Fidelity and Guaranty Company
                           6225 Smith Avenue
                           Baltimore, Maryland 21203
                           Attn: Claims Department

                  (d)      if to the Landlord, as provided in the Lease;

or at such other address as shall have been furnished in writing by any person described above to the party required to give notice hereunder.

                  Any such notice shall be deemed to have been given when delivered by hand or four (4) business days after mailing. Any of the Completion Guarantors, the Company, the Surety or the Landlord may change its address by giving the others written notice of the new address as herein provided.

                  Any notice given or received by any Completion Guarantor to or from the LGCB under the LGCB Completion Guarantee, to or from the Administrative Agent under the Bank Completion Guarantee or to or from the New Indenture Trustee under the Notes Completion Guarantee shall be immediately forwarded by such Completion Guarantor to the Landlord at the address set forth above.

         15. Successors and Assigns. This Completion Guarantee shall inure to the benefit of the Landlord, its successors and assigns, including the assignees of any Obligations, and shall bind the heirs, executors, administrators, personal representatives, successors and assigns of each Completion Guarantor. This Completion Guarantee may be assigned by the Landlord, in its sole discretion, with respect to all or any portion of the Obligations, and when so assigned Completion Guarantors shall be liable to the assignees under this Completion Guarantee without in any manner affecting the liability of the Completion Guarantors with respect to any Obligations retained by the Landlord. Neither Completion Guarantor may assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of the Landlord.

         16.      Miscellaneous Provisions

                  16.1. THIS COMPLETION GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF LOUISIANA. EACH COMPLETION GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF LOUISIANA AND CONSENTS TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY LOUISIANA LAW IN ANY ACTION BROUGHT UNDER OR ARISING FROM THIS COMPLETION GUARANTEE.

                  16.2. This Completion Guarantee shall constitute the entire agreement of the Completion Guarantors with Landlord with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Landlord unless expressed herein.

                  16.3. Should any term, covenant, condition or provision of this Completion Guarantee be determined to be illegal or unenforceable, it is the intent of the parties that all other terms, covenants, conditions and provisions hereof shall nevertheless remain in full force and effect.

                  16.4. Time is of the essence to this Completion Guarantee and each of its provisions.

                  16.5. When the context and construction so require, all words used in the singular herein shall be deemed to include the plural, the masculine shall include the feminine and neuter, and vice versa.

                  16.6. The word "person" as used herein shall include any individual, company, firm, association, partnership, limited liability company, joint venture, corporation, trust or other legal entity of any kind whatsoever.

                  16.7. No provision of this Completion Guarantee or right granted to the Landlord hereunder can be waived in whole or in part, nor can either Completion Guarantor be released from such Obligations, except by a writing duly executed by an authorized officer of the Landlord. No provision of this Completion Guarantee or any of the Obligations may be amended without the prior written consent of the Completion Guarantors and the Landlord and the consent of any additional beneficiaries hereof shall not be required.

                  16.8. The Landlord need not inquire into the power of the Company or the authority of their officers, shareholders or agents acting or purporting to act on their behalf.

                  16.9. The headings of this Completion Guarantee are inserted for convenience only and shall have no effect upon the construction or interpretation thereof.

                  16.10. This Completion Guarantee shall be for the sole benefit of the Landlord, its successors and assigns. The provisions of this Completion Guarantee shall not inure to the benefit of any other person, including, without limitation, the Company.

                  16.11. Notwithstanding the foregoing, in the event that the Completion Guarantors, or either of them, shall enter into the Notes Completion Guarantee, the Bank Completion Guarantee or the LGCB Completion Guarantee, or any supplemental agreement with respect thereto and such Notes Completion Guarantee, Bank Completion Guarantee, or LGCB Completion Guarantee or amendment or supplement thereto or the obligations created thereby provides rights or remedies to the New Indenture Trustee, the Administrative Agent or the LGCB that are more favorable in any respect than the rights and remedies granted to the Landlord hereunder (as this Completion Guarantee may from time to time be amended), the Landlord shall be deemed to have available to it, at its option, the benefit of the more favorable rights and remedies implemented by such Notes Completion Guarantee, Bank Completion Guarantee, or LGCB Completion Guarantee or amendment or supplemental agreement and shall not under any circumstances be deemed to have agreed to or become subject to any alterations in the Notes Completion Guarantee, the Bank Completion Guarantee or the LGCB

Completion Guarantee, or any provisions of a supplemental agreement among the Completion Guarantors, the New Indenture Trustee, the Administrative Agent, and/or the LGCB, that are less favorable than the rights and remedies granted to the Landlord hereunder.

         17. Obligations of Surety. Notwithstanding anything to the contrary in Sections 1.1 or 1.4 or any other provision hereof, nothing herein shall expand, enlarge or otherwise modify the obligations of the Surety pursuant to the Performance Bond.

         18. Effectiveness. This Completion Guarantee shall be effective as of the date this Completion Guarantee is executed and delivered by the parties hereto and the Effective Date (as defined in the Plan) has occurred.



                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the undersigned have each executed this Completion Guarantee as of the date first above written.

                                        COMPLETION GUARANTORS:

                                        HARRAH'S ENTERTAINMENT, INC.,
                                        a Delaware corporation

                                        By:  /s/ Stephen H. Brammell
                                             ---------------------------
                                        Name:   Stephen H. Brammell
                                             ---------------------------
                                        Title:  Vice President
                                             ---------------------------

                                        HARRAH'S OPERATING COMPANY,
                                        INC., a Delaware corporation

                                        By:  /s/ Stephen H. Brammell
                                             ---------------------------
                                        Name:    Stephen H. Brammell
                                             ---------------------------
                                        Title:  Vice President
                                             ---------------------------

Accepted and Agreed:

RIVERGATE DEVELOPMENT CORPORATION

By:
     --------------------------
Name:
     --------------------------
Title:
     --------------------------

THE CITY OF NEW ORLEANS

By:
     --------------------------
Name:
     --------------------------
Title:
     --------------------------

SIGNATURE PAGE TO CITY/RDC COMPLETION GUARANTEE

                  IN WITNESS WHEREOF, the undersigned have each executed this Completion Guarantee as of the date first above written.

                                        COMPLETION GUARANTORS:

                                        HARRAH'S ENTERTAINMENT, INC.,
                                        a Delaware corporation

                                        By:
                                             ---------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                             ---------------------------

                                        HARRAH'S OPERATING COMPANY,
                                        INC., a Delaware corporation

                                        By:
                                             ---------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                             ---------------------------

Accepted and Agreed:

RIVERGATE DEVELOPMENT CORPORATION

By:   /s/ Helen S. Kohlman
     --------------------------
Name:   Helen S. Kohlman
     --------------------------
Title: Vice-President
     --------------------------

THE CITY OF NEW ORLEANS

By:
     --------------------------
Name:
     --------------------------
Title:
     --------------------------

SIGNATURE PAGE TO CITY/RDC COMPLETION GUARANTEE

                  IN WITNESS WHEREOF, the undersigned have each executed this Completion Guarantee as of the date first above written.

                                        COMPLETION GUARANTORS:

                                        HARRAH'S ENTERTAINMENT, INC.,
                                        a Delaware corporation

                                        By:
                                             ---------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                             ---------------------------

                                        HARRAH'S OPERATING COMPANY,
                                        INC., a Delaware corporation

                                        By:
                                             ---------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                             ---------------------------

Accepted and Agreed:

RIVERGATE DEVELOPMENT CORPORATION

By:
     --------------------------
Name:
     --------------------------
Title:
     --------------------------

THE CITY OF NEW ORLEANS

By:   /s/ Marc H. Morial
     --------------------------
Name:   Marc H. Morial
     --------------------------
Title:   Mayor
     --------------------------

SIGNATURE PAGE TO CITY/RDC COMPLETION GUARANTEE